RETIREMENT PLANS	12 Months Ended
Dec. 28, 2019
RETIREMENT PLANS

I.RETIREMENT PLANS

We have a profit sharing and 401(k) plan for the benefit of substantially all of our employees, excluding the employees of certain wholly-owned subsidiaries. Amounts contributed to the plan are made at the discretion of the Board of Directors. We matched 25%of employee contributions in 2019, 2018, and 2017, on a discretionary basis, totaling $6.5 million, $3.4 million, and $4.8 million respectively. For years 2019 and 2017, hourly employee contributions included additional matched contributions of $2.6 million and $1.9 million for 2019 and 2017, respectively, based on meeting certain performance goals during those years. The basis for matching contributions may not exceed the lesser of 6% of the employee’s annual compensation or the IRS limitation.

The Company maintains a retirement plan for certain officers of the Company, excluding the Company’s CEO, (who have at least 20 years of service with the Company and at least 10 years of service as an officer) whereby we will pay, upon retirement, benefits totaling 150% of the officer’s highest base salary in the three years immediately preceding separation from service plus health care benefits for a specified period of time if certain eligibility requirements are met. Approximately $10.6 million and $9.1 million are accrued in “Other Liabilities” for this plan at December 28, 2019 and December 29, 2018, respectively.